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                                                                   EXHIBIT 10.46


         Agreement dated December 21, 1999 between Fresh Foods, Inc., a North Carolina corporation (the "Company"), and Gungor Solmaz ("Solmaz").

         For good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged by each party, and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. Reference is made to the form of Agreement between the parties identified as "Solmaz Agreement 3" in its footer (the "Solmaz Agreement"). The parties agree to execute the following process as soon as commercially reasonable and in no event later than 6:00 P.M., Charlotte time, on January 31, 2000 (the "Outside Closing Time"):

         o Solmaz will tender for delivery to the Company certificates representing all (68,024) shares of common stock issued by the Company and beneficially owned by Solmaz and the Solmaz Entities at the date hereof.

         o Solmaz will tender or cause to be tendered a stock power or powers, in customary form, to be delivered to the Company together with such certificates, thereby transferring beneficial ownership and (subject to recording by the transfer agent) record ownership of all such shares to the Company.

         o Solmaz will execute an undated counterpart of the Solmaz Agreement and tender it for delivery to the Company.

         o The Company will execute an undated counterpart of the Solmaz Agreement and tender it for delivery to Solmaz.

         o The Company will cause to be tendered for delivery to Solmaz, by wire transfer to an account identified by Solmaz, by bank check or by other check drawn on a trust account of McGuire, Woods, Battle & Boothe LLP (as the Company may elect), $1,020,360.00.

         2. All tenders shall be made concurrently with one another to the extent practicable. All deliveries shall be deemed to have been made concurrently with one another. The Solmaz Agreement, when executed and delivered by the parties, shall be dated the date of the payment referred to above. Failure by one party to make all tenders by the Outside Closing Time shall constitute a material breach of this Agreement and, among other remedies (as provided by law and equity), shall excuse the other party from its obligations hereunder.

         3. Each party covenants and agrees with the other not to disclose the existence or terms of this Agreement to any person at any time for any purpose, except that (a) either party may make such disclosures confidentially to the party's lawyers and accountants in connection with the rendition of their professional services and (b) the Company may make such disclosures as it deems to be required by applicable securities laws.


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         4. This Agreement evidences the entire agreement among the parties and their privies relative to the subject matter covered hereby, and it supersedes all prior or contemporaneous oral or written agreements among any or all of them. This Agreement cannot be amended or otherwise modified, nor can noncompliance with its terms be waived, except pursuant to a subsequent writing signed by the party or privy sought to be charged with the amendment, modification or waiver. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina (without regard to the principles of conflict of laws thereof). This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors, heirs and assigns. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same Agreement.

                                            FRESH FOODS, INC.


                                            By: /s/ DAVID R. CLARK
                                                -------------------------
                                                     David R. Clark
                                                     Vice Chairman

                                            /s/ GUNGOR SOLMAZ
                                            -----------------------------
                                            Gungor Solmaz

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         Agreement dated ______________, ____ between Fresh Foods, Inc., a North
Carolina corporation (the "Company"), and Gungor Solmaz ("Solmaz").

         For good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged by each party, and in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

         1. For his affiliates, related parties, heirs, assigns, agents, servants and representatives (the "Solmaz Entities"), as well as himself, Solmaz does hereby release and forever discharge and acquit the affiliates, related parties, employees, officers, directors, shareholders, attorneys, accountants, agents, servants, representatives, successors and assigns of the Company (the "Company Entities"), and the Company itself, from any and all claims, demands, actions, rights, causes of action, obligations and liabilities, known and unknown (collectively, "Claims"), that he or any of the Solmaz Entities has or may have against the Company or any of the Company Entities from the beginning of time until the date of this Agreement. Without limiting the generality of the foregoing, Solmaz also releases and forever discharges and acquits the Company and the Company Entities, on his own behalf and on behalf of the Solmaz Entities, from any and all Claims that have arisen, may have arisen or might arise at any time in the future from the status of any of them as a Company shareholder. Solmaz represents and warrants to the Company that neither he nor any of the Solmaz Entities has assigned, transferred or conveyed in any manner all, or any part, of his or its Claims against the Company or any of the Company Entities. Solmaz further represents and warrants to the Company that this Agreement is the legal, valid and binding obligation of himself and the Solmaz Entities, enforceable against each of them in accordance with its terms.

         2. The Company does hereby release and forever discharge and acquit Solmaz and the Solmaz Entities from any and all Claims that the Company has or may have against Solmaz or any of the Solmaz Entities from the beginning of time until the date of this Agreement. The Company represents and warrants to Solmaz that none of the Company Entities has any Claim against Solmaz or any of the Solmaz Entities and that neither the Company nor any of the Company Entities has assigned, transferred or conveyed in any manner all, or any part, of any Claim against Solmaz or any of the Solmaz Entities. The Company further represents and warrants to Solmaz that this Agreement is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

         3. Solmaz represents and warrants to the Company that neither he nor any of the Solmaz Entities beneficially owns any shares of common stock or other securities issued by the Company. Solmaz covenants and agrees with the Company that neither he nor any of the Solmaz Entities will at any time hereafter purchase or otherwise acquire (so as to beneficially own) any security issued by the Company.

         4. As used in this Agreement: (a) a person's "affiliate" is a second person controlled, directly or indirectly, by the first person; (b) a person's "related party" is a second person related (by blood or marriage) to the first person, a trust as to which the

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first person was or is a settlor, trustee or beneficiary or a corporation, partnership or other company as to which the first person was or is a shareholder, partner, member, officer, director or manager; and (c) the term "beneficially owns" derives its meaning from Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

         5. Each party covenants and agrees with the other not to disclose the existence or terms of this Agreement to any person at any time for any purpose, except that (a) either party may make such disclosures confidentially to the party's lawyers and accountants in connection with the rendition of their professional services and (b) the Company may make such disclosures as it deems to be required by applicable securities laws. Each party represents and warrants to the other that the one party knows of no unlawful conduct by the other. Each party covenants and agrees with the other not to disparage the reputation of the other.

         6. This Agreement evidences the entire agreement among the parties and their privies relative to the subject matter covered hereby, and it supersedes all prior or contemporaneous oral or written agreements among any or all of them. This Agreement cannot be amended or otherwise modified, nor can noncompliance with its terms be waived, except pursuant to a subsequent writing signed by the party or privy sought to be charged with the amendment, modification or waiver. This Agreement shall be governed by and construed in accordance with the laws of the State of North Carolina (without regard to the principles of conflict of laws thereof). This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors, heirs and assigns. This Agreement may be executed in counterparts, each of which shall constitute an original and all of which, taken together, shall constitute one and the same Agreement.

                                         FRESH FOODS, INC.


                                         By:
                                             ----------------------------
                                                  David R. Clark
                                                  Vice Chairman


                                         --------------------------------
                                         Gungor Solmaz,
                                              on behalf of himself
                                              and the Solmaz Entities